                                                                    EXHIBIT 10.8

                                    AGREEMENT

         This Agreement, dated as of October 3, 2002, between Blue River Bancshares, Inc. (the "Company"), and Randy J. Collier (the "Executive").

RECITALS

         The Executive has recently been employed by the Company as its Executive Vice President. Because of the Executive's extensive experience and his familiarity with the affairs of the Company, the Company wishes to assure that, in the event of a "Change in Control" as hereinafter defined, it will continue to have the Executive available to perform duties substantially similar to those currently being performed by him and to continue to contribute to the Company's growth and success. The Executive is willing to commit to continue in the performance of his services for the Company upon the terms and conditions set forth herein.

COVENANTS

         NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       EMPLOYMENT.

            (A) The Company hereby agrees that, effective upon a "Change in Control," (as defined in Section 1(B)) and provided that the Executive is still serving as an executive officer of the Company at that time, it will continue to employ the Executive as an executive officer of the Company to perform the duties described herein, and the Executive hereby accepts such employment on the terms and conditions stated herein. It is understood that prior to such "Change in Control," this Agreement shall confer no rights of employment or other benefits (or obligations) whatsoever upon the Executive, and that the Executive shall remain subject to termination at will.

            (B) The term "Change in Control" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any company-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company) of more than twenty-five percent of the common stock of the Company; (iv) during any period of two consecutive years while the Executive is employed by the Company, individuals who at the date hereof constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date here above. Notwithstanding the foregoing, a Change in Control shall not occur as a result of the issuance of stock by the Company or the Bank in connection with any private placement offering of its stock or any public offering of its stock.

         2. TERM OF EMPLOYMENT. Subject to provisions for termination set forth herein, the term of the Executive's employment hereunder (the "Term") shall commence on the date of a Change in Control and shall extend until three (3) years after the date of such Change in Control. The Term shall be renewed at the end of the initial Term and each extension thereof for an additional one (1) year if the Company's Board of Directors determines by resolution to extend this Agreement prior to such anniversary.

         3. DUTIES OF EXECUTIVE. The Executive shall be an executive officer of the Company and shall perform such duties and responsibilities for the Company as may be assigned to him by the Company. During the Term, the Executive shall devote substantially all of his business time, attention and energy, and his reasonable best efforts, to the interests and business of the Company and to the performance of his duties and responsibilities on behalf of the Company.

         4. COMPENSATION. Throughout the Term, the Company shall pay the Executive, for services to be rendered by him hereunder, a guaranteed minimum salary at an annual rate of Twelve Thousand Seven Hundred Fifty and No/100 Dollars ($12,750.00), less all applicable federal and state income tax withholding, FICA taxes and other payroll taxes. The guaranteed minimum salary shall be reviewed by the Board of Directors of the Company on a yearly basis to ascertain if any adjustment in the annual rate is in order, and if any change is made, the new annual rate shall become the guaranteed minimum salary under this
Section 4. Such compensation shall be payable bi-weekly.

         5. VACATION. During the period of the Executive's employment hereunder, the Executive shall be entitled to the number of paid vacation days in each calendar year, determined by the Company from time to time for its senior executive officers, but not less than that number of weeks of vacation each year to which the Executive is currently entitled. The Executive shall also be entitled to all paid holidays given by the Company to its executive officers.

         6. OTHER BENEFITS. During the Term, the Company shall make available to the Executive such other benefits as it makes available generally to executive officers of the Company.



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         7. EXPENSES. The Company shall pay or reimburse the Executive for all reasonable expenses actually incurred or paid by him in the performance of services rendered by him pursuant to this Agreement. Such expenses shall be supported by the documentary evidence required to substantiate them as income tax deductions.

         8. COVENANT RESTRICTING COMPETITION; NONDISCLOSURE OF CONFIDENTIAL INFORMATION.

         (A) For a period of one (1) year after termination of the Executive's employment or the expiration of the Term, the Executive shall not divulge or furnish any trade secrets (as defined in IND. CODE Section 24-2-3-2) of the Company or any confidential information acquired by him while employed by the Company concerning the policies, plans, procedures or customers of the Company to any person, firm or corporation, other than the Company or upon its written request, or use any such trade secret or confidential information directly or indirectly for the Executive's own benefit or for the benefit of any person, firm or corporation other than the Company, since such trade secrets and confidential information are confidential and shall at all times remain the property of the Company.

         (B) For a period of one (1) year after termination of the Executive's employment or expiration of the Term, the Executive shall not directly or indirectly provide banking or bank-related services to or solicit the banking or bank-related business of any customer of the Company at the time of such provision of services or solicitation which the Executive served either alone or with others while employed by the Company in any city, town, borough, township, village or other place in which the Executive performed services for the Company while employed by it, or assist any actual or potential competitor of the Company to provide banking or bank-related services to or solicit any such customer's banking or bank-related business in any such place.

         (C) For a period of one (1) year after termination of the Executive's employment or expiration of the Term, the Executive shall not, directly or indirectly, as principal, agent, or trustee, or through the agency of any corporation, partnership, trade association, agent or agency, engage in any banking or bank-related business or venture which competes with the business of the Company as conducted during the Executive's employment by the Company within a radius of fifty
                  (50) miles of the Company's main office or its branch offices.

         (D) Upon the Executive's termination of employment, the Executive will immediately turn over to the Company all business correspondence, letters, papers, reports, customers' lists, financial statements, credit reports or other confidential information or documents of the Company or its affiliates in the possession or control of the Executive, all of which writings are and will continue to be the sole and exclusive property of the Company or its affiliates.

         (E)      In the event of a breach of the covenants contained in this
                  Section 8, the Company shall be entitled to an injunction restraining such breach in addition to any other remedies provided by law.

         (F) If any provision of this Section 8 is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other provision of this Section 8 or any other part of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement. If any such provision, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination will have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form such provision will then be enforceable and will be enforced.

         9. TERMINATION BY THE COMPANY. Subject to the respective continuing obligations of the parties, including but no limited to those set forth in subsections 8(A) through (F) hereof, the Executives employment by the Company may be terminated prior to the expiration of the Term of this Agreement as follows:

         (A) The Company, by action of its Board of Directors and upon written notice to the Executive, may terminate the Executive's employment with the Company immediately for cause. For purposes of this subsection 9(A), "cause" shall be defined as (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, (vii) any material breach of any term, condition or covenant of this Agreement, or (viii) termination of the employment of the Executive with Shelby County Bank for cause, as that term is defined in that certain change of control agreement entered into by and between the Executive and Shelby County Bank.

         (B) The Company, by action of its Board of Directors, may terminate the Executive's employment with the Company without cause at any time; provided, however, that the "Date of Termination" for purposes of determining benefits payable to the Executive under subsection 9(B) hereof shall be the date which is 30 days after the Executive receives written notice of such termination.

         (C) The Executive, by written notice to the Company, may terminate his employment with the Company immediately for cause provided, however, that the Company shall have thirty
                   (30) days, after the giving of written notice to the Company by the Executive of the Executive's intention to terminate this Agreement for cause which notice shall indicate the specific provision of this Agreement which will be relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination, to cure the facts and circumstances relied upon for establishing cause. For purposes of this subsection 9(C), "cause" shall be defined as (i) any action by the Company to remove the Executive as Executive Vice President and Chief Credit Officer of the Company, except where the Company's Board of Directors properly acts to remove the Executive from such office for "cause" as defined in subsection 9(A) hereof,
                   (ii) any action by the Company's Board of Directors to materially limit, increase, or modify the Executive's duties and/or authority as Executive Vice President and Chief Credit Officer of the Company (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof), (iii) any failure of the Company to obtain the assumption of the obligation to perform this Agreement by any successor, as contemplated in Section 18 hereof; or (iv) any intentional breach by the Company of a term, condition

         (D) The Executive, upon sixty (60) days written notice to the Company, may terminate his employment with the Company without cause.

         (E) The Executive's employment with the Company shall terminate in the event of the Executive's death or disability. For purposes hereof, "disability" shall be defined as the Executive's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive One Hundred Eighty (180) day period, provided that notice of any termination by the Company because of the Executive's "disability" shall have been given to the Executive prior to the full resumption by him of the performance of such duties.

10. COMPENSATION UPON TERMINATION. In the event of termination of the Executive's employment with the Company pursuant to Section 9 hereof, compensation shall continue to be paid by the Company to the Executive as follows:

         (A) In the event of termination pursuant to subsection 9(A) or 9(D), compensation provided for herein (including Base Compensation) shall continue to be paid, and the Executive shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of the Executive's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to subsection 9(A) shall be no later than the last business day of the month in which such notice is provided to the Executive.

         (B) In the event of termination pursuant to subsection 9(B) or 9(C), compensation provided for herein (including Base Compensation) shall continue to be paid, and the Executive shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of the Executive's participation in such plans through such date shall be paid when due under those plans. In addition, the Executive shall be entitled to continue to receive from the Company at his Base Compensation at the rates in effect at the time of termination for the remaining Term of the Agreement. In addition, during such periods, the Company will maintain in full force and effect for the continued benefit of the Executive each employee welfare benefit plan (as such term is defined in the Employee Retirement Income Security Act of 1974, as amended) in which the Executive was entitled to participate immediately prior to the date of his termination, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of the Executive. If the terms of any employee welfare benefit plan of the Company do not permit continued participation by the Executive, the Company will arrange to provide to the Executive a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such plan at the end of the period of coverage.

         (C) In the event of termination pursuant to subsection 9(E), compensation provided for herein (including Base Compensation) shall continue to be paid, and the Executive shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 5 and 6 hereof, (i) in the event of the Executive's death, through the date of death, or (ii) in the event of the Executive's disability, through the date of proper notice of disability as required by subsection 7(E).


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


                  Any benefits payable under insurance, health, retirement and bonus plans as a result of the Executive's participation in such plans through such date shall be paid when due under those plans.

11. SUSPENSION. If Executive is suspended and/or temporarily prohibited from participating in the conduct of Company's or any affiliates' affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and (g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Company shall (i) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

12. REMOVAL. If the Executive is removed and/or permanently prohibited from participating in the conduct of the Company's or any affiliates' affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(4) or (g)(1)), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.

         13. ASSIGNMENT. This Agreement is binding upon and shall be for the benefit of the successors and assigns of the Company, including any corporation or any other form of business organization with which the Company may merge or consolidate, or to which it may transfer substantially all of its assets. The Executive shall not assign his interest in this Agreement or any part thereof.

         14. CONSENT OF THE COMPANY. Any act, request, approval, consent or opinion of the Company under this Agreement, must be in writing and may be authorized, given or expressed only by resolution of the board of directors of the Company, or by such other person as the board of directors of the Company may designate.

         15. NOTICES. Any notice required hereunder to be given shall be in writing and if:

         (A) by the Company to the Executive shall be directed to him at his address set forth below, or to such other address as he shall have furnished in writing to the Company; or

         (B) by the Executive to the Company shall be directed to the Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana 46176, Attn: President, or to such designee or other address as the Company shall name and have furnished in writing to the Executive.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana applicable to contracts made and to be performed therein.

         17. ENFORCEMENT EXPENSES. The Company agrees to reimburse the Executive for all costs and expenses incurred by him (including the reasonable fees of his counsel) in successfully enforcing any of his rights under this Agreement or any claim arising out of the breach thereof. Provided, however, that reimbursement will not be made to the Executive in the absence of a legal judgment or settlement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


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                                     BLUE RIVER BANCSHARES, INC.

                                     /s/ Steven R. Abel
                                     -------------------------------------------


                                     EXECUTIVE

                                     /s/ Randy J. Collier
                                     -------------------------------------------

                                    AGREEMENT

         This Agreement, dated as of October 3, 2002, between Shelby County Bank (the "Company"), and Randy J. Collier (the "Executive").

RECITALS

         The Executive has recently been employed by the Company as its Chief Credit Officer. Because of the Executive's extensive experience and his familiarity with the affairs of the Company, the Company wishes to assure that, in the event of a "Change in Control" as hereinafter defined, it will continue to have the Executive available to perform duties substantially similar to those currently being performed by him and to continue to contribute to the Company's growth and success. The Executive is willing to commit to continue in the performance of his services for the Company upon the terms and conditions set forth herein.

COVENANTS

         NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.    EMPLOYMENT.

            (A) The Company hereby agrees that, effective upon a "Change in Control," (as defined in Section 1(B)) and provided that the Executive is still serving as an executive officer of the Company at that time, it will continue to employ the Executive as an executive officer of the Company to perform the duties described herein, and the Executive hereby accepts such employment on the terms and conditions stated herein. It is understood that prior to such "Change in Control," this Agreement shall confer no rights of employment or other benefits (or obligations) whatsoever upon the Executive, and that the Executive shall remain subject to termination at will.

            (B) The term "Change in Control" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any company-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company) of more than twenty-five percent of the common stock of the Company; (iv) during any period of two consecutive years while the Executive is employed by the Company, individuals who at the date hereof constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period


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                  has been approved by directors representing at least a
                  majority of the directors then in office who were directors on the date here above. Notwithstanding the foregoing, a Change in Control shall not occur as a result of the issuance of stock by the Company or the Bank in connection with any private placement offering of its stock or any public offering of its stock.

         2. TERM OF EMPLOYMENT. Subject to provisions for termination set forth herein, the term of the Executive's employment hereunder (the "Term") shall commence on the date of a Change in Control and shall extend until three (3) years after the date of such Change in Control. The Term shall be renewed at the end of the initial Term and each extension thereof for an additional one (1) year if the Company's Board of Directors determines by resolution to extend this Agreement prior to such anniversary.

         3. DUTIES OF EXECUTIVE. The Executive shall be an executive officer of the Company and shall perform such duties and responsibilities for the Company as may be assigned to him by the Company. During the Term, the Executive shall devote substantially all of his business time, attention and energy, and his reasonable best efforts, to the interests and business of the Company and to the performance of his duties and responsibilities on behalf of the Company.

         4. COMPENSATION. Throughout the Term, the Company shall pay the Executive, for services to be rendered by him hereunder, a guaranteed minimum salary at an annual rate of One Hundred Fourteen Thousand Seven Hundred Fifty and No/100 Dollars ($114,750.00), less all applicable federal and state income tax withholding, FICA taxes and other payroll taxes. The guaranteed minimum salary shall be reviewed by the Board of Directors of the Company on a yearly basis to ascertain if any adjustment in the annual rate is in order, and if any change is made, the new annual rate shall become the guaranteed minimum salary under this Section 4. Such compensation shall be payable bi-weekly. Provided, however, that any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 USC
Section 1828 (k) and FDIC regulation 12 CFR 359, Golden Parachute and Indemnification Payments.

         5. VACATION. During the period of the Executive's employment hereunder, the Executive shall be entitled to the number of paid vacation days in each calendar year, determined by the Company from time to time for its senior executive officers, but not less than that number of weeks of vacation each year to which the Executive is currently entitled. The Executive shall also be entitled to all paid holidays given by the Company to its executive officers.

         6. OTHER BENEFITS. During the Term, the Company shall make available to the Executive such other benefits as it makes available generally to executive officers of the Company.

         7. EXPENSES. The Company shall pay or reimburse the Executive for all reasonable expenses actually incurred or paid by him in the performance of services rendered by him pursuant to this Agreement. Such expenses shall be supported by the documentary evidence required to substantiate them as income tax deductions.

         8. COVENANT RESTRICTING COMPETITION; NONDISCLOSURE OF CONFIDENTIAL INFORMATION.


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         (A)      For a period of one (1) year after termination of the
                  Executive's employment or the expiration of the Term, the Executive shall not divulge or furnish any trade secrets (as defined in IND. CODE Section 24-2-3-2) of the Company or any confidential information acquired by him while employed by the Company concerning the policies, plans, procedures or customers of the Company to any person, firm or corporation, other than the Company or upon its written request, or use any such trade secret or confidential information directly or indirectly for the Executive's own benefit or for the benefit of any person, firm or corporation other than the Company, since such trade secrets and confidential information are confidential and shall at all times remain the property of the Company.

         (B) For a period of one (1) year after termination of the Executive's employment or expiration of the Term, the Executive shall not directly or indirectly provide banking or bank-related services to or solicit the banking or bank-related business of any customer of the Company at the time of such provision of services or solicitation which the Executive served either alone or with others while employed by the Company in any city, town, borough, township, village or other place in which the Executive performed services for the Company while employed by it, or assist any actual or potential competitor of the Company to provide banking or bank-related services to or solicit any such customer's banking or bank-related business in any such place.

         (C) For a period of one (1) year after termination of the Executive's employment or expiration of the Term, the Executive shall not, directly or indirectly, as principal, agent, or trustee, or through the agency of any corporation, partnership, trade association, agent or agency, engage in any banking or bank-related business or venture which competes with the business of the Company as conducted during the Executive's employment by the Company within a radius of fifty
                  (50) miles of the Company's main office or its branch offices.

         (D) Upon the Executive's termination of employment, the Executive will immediately turn over to the Company all business correspondence, letters, papers, reports, customers' lists, financial statements, credit reports or other confidential information or documents of the Company or its affiliates in the possession or control of the Executive, all of which writings are and will continue to be the sole and exclusive property of the Company or its affiliates.

         (E)      In the event of a breach of the covenants contained in this
                  Section 8, the Company shall be entitled to an injunction restraining such breach in addition to any other remedies provided by law.

         (F) If any provision of this Section 8 is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other provision of this Section 8 or any other part of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement. If any such provision, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination will have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form such provision will then be enforceable and will be enforced.



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


         9. TERMINATION BY THE COMPANY. Subject to the respective continuing obligations of the parties, including but no limited to those set forth in subsections 8(A) through (F) hereof, the Executives employment by the Company may be terminated prior to the expiration of the Term of this Agreement as follows:

         (A) The Company, by action of its Board of Directors and upon written notice to the Executive, may terminate the Executive's employment with the Company immediately for cause. For purposes of this subsection 9(A), "cause" shall be defined as
                  (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, (vii) any material breach of any term, condition or covenant of this Agreement, or (viii) termination of the employment of the Executive with Blue River Bancshares for cause, as that term is defined in that certain change of control agreement entered into by and between the Executive and Blue River Bancshares, Inc.

         (B) The Company, by action of its Board of Directors, may terminate the Executive's employment with the Company without cause at any time; provided, however, that the "Date of Termination" for purposes of determining benefits payable to the Executive under subsection 9(B) hereof shall be the date which is 30 days after the Executive receives written notice of such termination.

         (C) The Executive, by written notice to the Company, may terminate his employment with the Company immediately for cause provided, however, that the Company shall have thirty (30) days, after the giving of written notice to the Company by the Executive of the Executive's intention to terminate this Agreement for cause which notice shall indicate the specific provision of this Agreement which will be relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination, to cure the facts and circumstances relied upon for establishing cause. For purposes of this subsection 9(C), "cause" shall be defined as (i) any action by the Company to remove the Executive as Executive Vice President and Chief Credit Officer of the Company, except where the Company's Board of Directors properly acts to remove the Executive from such office for "cause" as defined in subsection 9(A) hereof,
                  (ii) any action by the Company's Board of Directors to materially limit, increase, or modify the Executive's duties and/or authority as Executive Vice President and Chief Credit Officer of the Company (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof), (iii) any failure of the Company to obtain the assumption of the obligation to perform this Agreement by any successor, as contemplated in Section 18 hereof; or (iv) any intentional breach by the Company of a term, condition

         (D) The Executive, upon sixty (60) days written notice to the Company, may terminate his employment with the Company without cause.

         (E) The Executive's employment with the Company shall terminate in the event of the Executive's death or disability. For purposes hereof, "disability" shall be defined as the Executive's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any


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                  consecutive One Hundred Eighty (180) day period, provided that notice of any termination by the Company because of the Executive's "disability" shall have been given to the Executive prior to the full resumption by him of the performance of such duties.

10. COMPENSATION UPON TERMINATION. In the event of termination of the Executive's employment with the Company pursuant to Section 9 hereof, compensation shall continue to be paid by the Company to the Executive as follows:

         (A) In the event of termination pursuant to subsection 9(A) or 9(D), compensation provided for herein (including Base Compensation) shall continue to be paid, and the Executive shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of the Executive's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to subsection 9(A) shall be no later than the last business day of the month in which such notice is provided to the Executive.

         (B) In the event of termination pursuant to subsection 9(B) or 9(C), compensation provided for herein (including Base Compensation) shall continue to be paid, and the Executive shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of the Executive's participation in such plans through such date shall be paid when due under those plans. In addition, the Executive shall be entitled to continue to receive from the Company at his Base Compensation at the rates in effect at the time of termination for the remaining Term of the Agreement. In addition, during such periods, the Company will maintain in full force and effect for the continued benefit of the Executive each employee welfare benefit plan (as such term is defined in the Employee Retirement Income Security Act of 1974, as amended) in which the Executive was entitled to participate immediately prior to the date of his termination, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of the Executive. If the terms of any employee welfare benefit plan of the Company do not permit continued participation by the Executive, the Company will arrange to provide to the Executive a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such plan at the end of the period of coverage.

         (C) In the event of termination pursuant to subsection 9(E), compensation provided for herein (including Base Compensation) shall continue to be paid, and the Executive shall continue to participate in the employee benefit, retirement, and compensation plans and other perquisites as provided in Sections 5 and 6 hereof, (i) in the event of the Executive's death, through the date of death, or (ii) in the event of the Executive's disability, through the date of proper notice of disability as required by subsection 7(E). Any benefits payable under insurance, health, retirement and bonus plans as a result of the Executive's participation in such plans through such date shall be paid when due under those plans.


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11. SUSPENSION. If Executive is suspended and/or temporarily prohibited from participating in the conduct of Company's or any affiliates' affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and (g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Company shall (i) pay Executive all of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.
12. REMOVAL. If the Executive is removed and/or permanently prohibited from participating in the conduct of the Company's or any affiliates' affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(4) or (g)(1)), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.

13. DEFAULT. If the Company is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the Company or the Executive.

14. CONTINUED OBLIGATIONS. All obligations under this Agreement may be terminated, except to the extent determined that the continuation of the Agreement is necessary for the continued operation of the Company

         (A) By the Director or his designee, at the time the Federal Deposit Insurance Corporation or Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Company under authority contained in 13(c) of the Federal Deposit Insurance Act; or

         (B) By the Director or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to the operation of the Company or when the Company is determined by the Director to be in an unsafe or unsound condition. Any rights of the Company or the Executive that have already vested, however, shall not be affected by such action.

         15. ASSIGNMENT. This Agreement is binding upon and shall be for the benefit of the successors and assigns of the Company, including any corporation or any other form of business organization with which the Company may merge or consolidate, or to which it may transfer substantially all of its assets. The Executive shall not assign his interest in this Agreement or any part thereof.

         16. CONSENT OF THE COMPANY. Any act, request, approval, consent or opinion of the Company under this Agreement, must be in writing and may be authorized, given or expressed only by resolution of the board of directors of the Company, or by such other person as the board of directors of the Company may designate.

         17. NOTICES. Any notice required hereunder to be given shall be in writing and if:

         (A) by the Company to the Executive shall be directed to him at his address set forth below, or to such other address as he shall have furnished in writing to the Company; or


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         (B)      by the Executive to the Company shall be directed to the
                  Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana 46176, Attn: President, or to such designee or other address as the Company shall name and have furnished in writing to the Executive.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana applicable to contracts made and to be performed therein.

         19. ENFORCEMENT EXPENSES. The Company agrees to reimburse the Executive for all costs and expenses incurred by him (including the reasonable fees of his counsel) in successfully enforcing any of his rights under this Agreement or any claim arising out of the breach thereof. Provided, however, that reimbursement will not be made to the Executive in the absence of a legal judgment or settlement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                     SHELBY COUNTY BANK

                                                     /s/ Larry T. Toombs
                                                     ---------------------------


                                                     EXECUTIVE

                                                     /s/ Randy J. Collier
                                                     ---------------------------





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